UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

BREEZE HOLDINGS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929

Irving, TX 75039

(Address of principal executive offices)

(619) 500-7747

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BREZ	The Nasdaq Stock Market LLC
Rights exchangeable into one-twentieth of one share of common stock	BREZR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BREZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

The Company has re-evaluated its application of ASC 718, Compensation – Stock Compensation (Topic 718) to the treatment of the purchase of founder shares, par value $0.0001 per share (the “Founder Shares”), by our independent directors from our Sponsor on July 6, 2021. Historically, no compensation expense was recorded as a result of the stock purchase. Pursuant to such re-evaluation, the Company’s management has determined that compensation expense should have been recorded for the stock purchase at the time of the transaction.

Therefore, on March 9, 2022, the Company’s management and the audit committee of the Company’s board of directors concluded that the Company’s unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on January 14, 2022 (the “Original Filing”) should be restated to report compensation expense related to the purchase of Founder Shares by our independent directors from our Sponsor, and should no longer be relied upon. As such, the Company will file an amendment to the Original Filing, and the unaudited interim financial statements for the quarter ended September 30, 2021 will be restated within the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, to be filed with the SEC.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2022

BREEZE HOLDINGS ACQUISITION CORP.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey
Title:	Chief Executive Officer and Chief Financial Officer